Exhibit 99.1

KPMG LLP
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Independent Accountants’ Agreed‑Upon Procedures Report

The Bank of Nova Scotia (the "Bank")
Scotia Capital (USA) Inc.
J.P. Morgan Securities LLC

(together the "Specified Parties")

Re: Securitized Term Auto Receivables Trust, Series 2025 – B

We have performed the procedures described below on specified attributes in the unaudited electronic data file entitled “2025-B Pool Cut_BASE” provided by the Bank on May 27, 2025, containing information on auto loan contracts as of April 30, 2025 (the “unaudited Extract File” or “Data File”), which we were informed are intended to be included as collateral in the offering of Series 2025-B Auto Loan Receivables Backed Notes (“the Notes”) by Securitized Term Auto Receivables Trust (the “Issuer”). The Bank is responsible for the specified attributes identified by the Bank in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting the Specified Parties with assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to agree if differences were within the reporting threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed

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information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts, percentages, days and years were within $1, 0.2%, 1 day and .01 years, respectively.

•	The term “Source Documents” means the Loan File and Additional Document.

•	The term “Provided Information” means the Source Documents and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

Agreed Upon Procedures			Findings
1.
Using the unaudited Extract File that contains certain information related to a pool of auto loan receivables as of April 30, 2025 (the “Cut-off Date”), provided by the Bank, KPMG randomly selected a sample of 150 auto loan contracts from the unaudited Extract File (the “Sample Receivables”).
N/A
2.
For each of the Sample Receivables, KPMG obtained, from the Bank, the credit agreement in respect of the loan (the "Credit Agreement"), and observed whether it contains the respective obligor's signature.

KPMG did not perform any procedures to establish the authenticity of the signatures or the Credit Agreement.
No findings noted.
3.	For each of the Sample Receivables, KPMG compared the following particulars per the respective Credit Agreement to the information contained in the unaudited Extract File:		No findings noted.
	i.	“Vehicle Information Number (VIN)/Serial No.” as per the Credit Agreement to the description in column entitled “VIN” in the unaudited Extract File.
	ii.	“Unpaid Balance of Cash Selling Price and Fees to be Financed" as per the Credit Agreement to the amount in the column entitled "Financed Amount" per the unaudited Extract File".
iii.
"Payment frequency" as per the Credit Agreement to the number in the column entitled "Payment Frequency" per the unaudited Extract File. The Bank has informed KPMG that "Monthly" per the Credit Agreement equates to "M" in the unaudited Extract File, "Bi-Weekly" to "B" and "Weekly" to "W". For any exceptions noted, KPMG obtained the "Loan Account Inquiry" that included a detailed transaction history list outlining the change in payment frequency.

Agreed Upon Procedures			Findings
	iv.	"Term of Loan" as per the Credit Agreement to the number (the term in months) in the column entitled "Original Term" per the unaudited Extract File.
	v.	"Fixed Interest Rate" as per the Credit Agreement to the number (the rate) in the column entitled "APR" per the unaudited Extract File.
	vi.	“New or Used" as per the Credit Agreement to the description in the column entitled "New or Used" per the unaudited Extract File.
	vii.	Make and Model" as per the Credit Agreement to the descriptions in the columns entitled "Make" and "Model" per the unaudited Extract File.
4.
For each of the Sample Receivables, KPMG compared the "Effective Date"  per the respective Credit Agreement to the "Effective Date" contained in screenshots from the Bank's systems.

KPMG has not performed any procedures to verify the authenticity of the Bank's system screenshots.
No findings noted.
5.
For each of the Sample Receivables, KPMG recomputed, using the respective Credit Agreement, the "Fixed Interest Rate" using the "Unpaid Balance of Cash Selling Price and Fees to be Financed", "Payment frequency" and the "instalment" (amount), and compared the result to the corresponding "Fixed Interest Rate" on each respective Credit Agreement.
No findings noted.
6.
For each of the Sample Receivables, KPMG obtained, from the Bank, the Personal Property Registration document, and reported an exception if the "Registration date" was after the Cut-off Date.

KPMG has not performed any procedures to verify the authenticity of the Personal Property Registration document.
No findings noted.
7.
For each of the Sample Receivables, KPMG obtained, from the Bank, the Personal Property Registration document, and reported an exception if the "Expiry Date" was before the Cut-off Date.

KPMG has not performed any procedures to verify the authenticity of the Personal Property Registration document.
No findings noted.

We were engaged by the Bank to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion on any of the information set forth in the auto loan files, related data files and any other information which was used in the performance of the procedures. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Bank and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Bank, (ii) the existence of the auto loans, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the auto loan contracts to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such auto loan contracts being securitized, (iii) the compliance of the originator of the auto loan contracts with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the auto loan contracts that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

Yours truly,

/s/ KPMG LLP

Chartered Professional Accountants, Licensed Public Accountants

Toronto, Canada

June 9, 2025